DUNHAM FUNDS

Dunham Emerging Markets Stock Fund

Supplement dated October 23, 2009 (effective at the opening of business)

to each Prospectus for Class A, C and N shares dated March 2, 2009

Effective November 1, 2009, Marvin & Palmer Associates, Inc. ("MPA" or "Sub-Adviser") replaces Van Eck Associates Corporation as sub-adviser to the Dunham Emerging Markets Stock Fund.  The following supersedes any contrary information contained in the current Prospectus for each class of shares.

The portion of the table entitled Fees and Expenses of the Funds on page 37, 38 or 39 of each Prospectus describing the Class A, C and N shareholder expenses of the Dunham Emerging Markets Stock Fund is amended to read as follows:

Dunham Emerging Markets Stock Fund	Class A	Class C	Class N

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	0.74%(14)	0.74%(14)	0.74%(14)
Distribution and Service (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses(2)	1.06%	1.06%	1.06%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses(3)	2.05%	2.80%	1.80%

(14) Management Fees have been re-stated assuming that the new fulcrum fee arrangement was in place for the fiscal year ended October 31, 2008.  The Fund's management fees can range from 0.10% to 1.10%.  The performance portion of the Fund's fulcrum fee will reset November 1, 2009 because the Fund hired a new sub-adviser.

The portion of the table entitled Example on page 38, 39 or 40 of each Prospectus describing the costs of investing in shares of the Dunham Emerging Markets Stock Fund is amended to read as follows:

Fund	Class	Year 1	Year 3	Year 5	Year 10
EM Stock	Class A	$771	$1,181	$1,615	$2,817
EM Stock	Class C	$283	$868	$1,479	$3,128
EM Stock	Class N	$183	$566	$975	$2,116

The portion of the table following the section entitled Management of the Funds Investment Adviser on page 4542 or 43  of each Prospectus describing the management fees for shares of the Dunham Emerging Markets Stock Fund is amended to read as follows:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Emerging Markets Stock Fund	0.75% - 1.75%	0.65%	0.10% - 1.10%

________________________________________________________________________

The portion of each Prospectus describing the Sub-Adviser entitled Dunham Emerging Markets Stock Fund on page 55, 52 or 53 is deleted in entirety and replaced with the following:

Dunham Emerging Markets Stock Fund

Marvin & Palmer Associates, Inc., located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Founded in 1986, Marvin & Palmer had approximately $5.7 billion in assets under management as of December 31, 2008.

Stock selection for the Dunham Emerging Markets Stock Fund is made by a team that consists of portfolio managers and analysts. The portfolio manager who is primarily responsible for the day-to-day management of the Fund is David L. Schaen.

David L. Schaen, President, Portfolio Manager - Principal

Mr. Schaen focuses on equity investments in Europe and the Pacific and is a member of the Management Committee.  Before becoming a Portfolio Manager in 1996, he was an International Analyst with the firm for one and one-half years and Head Trader for three years.  Prior to joining the firm in 1991, he was Head Trader and Investment Officer at the Bank of Delaware.

This Supplement supersedes and replaces any contradictory prior supplements to the Fund's Prospectus and Statement of Additional Information, each dated March 2, 2009.  You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated March 2, 2009, and prior Supplements dated May 1, 2009, May 28, 2009 and July 1, 2009, which provide information that you should know about the Dunham Emerging Markets Stock Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at 1-800-442-4358.

Supplement dated October 23, 2009